EXHIBIT 99.1

CUSIP NO. 10533M101

AGREEMENT OF JOINT FILING

The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1(k)(1) of the Securities and Exchange Act of 1934, as amended, with respect to the American Depositary Shares, each representing three shares of Preferred Stock, of Brasil Telecom S.A.  Each of the undersigned further agrees and acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED: April 27, 2010	REPORTING PERSON:

Cyrte Investments B.V.

/s/ Anneke Westbroek,
By: Anneke Westbroek, Attorney-in-fact*

Cyrte Investments GP III B.V.

/s/ Anneke Westbroek,
By: Anneke Westbroek, Attorney-in-fact*

Cyrte Fund III C.V.

/s/ Anneke Westbroek,
By: Anneke Westbroek, Attorney-in-fact*

Aviva plc
/s/ Gabrielle Dixey,
By: Gabrielle Dixey, Attorney-in-fact**

Aviva Group Holdings Limited
/s/ Gabrielle Dixey,
By: Gabrielle Dixey, Attorney-in-fact**

Aviva International Insurance Limited
/s/ Gabrielle Dixey,
By: Gabrielle Dixey, Attorney-in-fact**

Aviva Insurance Limited
/s/ Gabrielle Dixey,
By: Gabrielle Dixey, Attorney-in-fact**

Aviva International Holdings Limited
/s/ Gabrielle Dixey,
By: Gabrielle Dixey, Attorney-in-fact**

CGU International Holdings B.V.
/s/ Gabrielle Dixey,
By: Gabrielle Dixey, Attorney-in-fact***

Delta Lloyd N.V.

/s/ H.P. Laoh,
By: H.P. Laoh, Attorney-in-fact****

* Signed pursuant to power of attorney, dated June 4, 2009, attached hereto as Exhibit 99.2.

** Signed pursuant to power of attorney, dated February 8, 2010, attached hereto as Exhibit 99.3.

*** Signed pursuant to power of attorney, dated February 8, 2010, attached hereto as Exhibit 99.4.

**** Signed pursuant to power of attorney, dated June 29, 2009, included as Exhibit 99.3 to Amendment No. 6 to the statement on Schedule 13D filed with the Securities and Exchange Commission on July 29, 2009 by the Reporting Persons and incorporated herein by reference.